EXHIBIT 10.1
SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
THIS SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) made as of this 10th day of July, 2020, by and among CARTER VALIDUS MISSION CRITICAL REIT II, INC., a Maryland corporation (“Borrower”), CARTER VALIDUS OPERATING PARTNERSHIP II, LP, a Delaware limited partnership (the “CVOP II”), THE ENTITIES LISTED ON THE SIGNATURE PAGES HEREOF AS SUBSIDIARY GUARANTORS (hereinafter referred to individually as a “Subsidiary Guarantor” and collectively, as “Subsidiary Guarantors”; CVOP II and the Subsidiary Guarantors are sometimes hereinafter referred to individually as a “Guarantor” and collectively as “Guarantors”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), THE OTHER LENDERS LISTED ON THE SIGNATURES PAGES HEREOF AS LENDERS (KeyBank and the other lenders are listed on the signatures pages hereof as Lenders, collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Agent for the Lenders (the “Agent”).
W I T N E S S E T H:
WHEREAS, Borrower and KeyBank, individually and as Agent, and the Lenders entered into that certain Fourth Amended and Restated Credit Agreement dated as of August 7, 2019, as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement dated as of October 3, 2019 (as amended, the “Credit Agreement”); and
WHEREAS, each of the Guarantors are a party to that certain Fourth Amended and Restated Unconditional Guaranty of Payment and Performance in favor of Agent and the Lenders dated as of August 7, 2019 (the “Guaranty”);
WHEREAS, Borrower and Guarantors have requested that the Agent and the Lenders make certain modifications to the Credit Agreement; and
WHEREAS, the Agent and certain of the Lenders have consented to such modifications, subject to the execution and delivery of this Amendment.
NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
1.Definitions. All terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.
2.    Modification of the Credit Agreement. The Agent, the Lenders and the Borrower hereby amend the Credit Agreement as follows:
(a)    By deleting in its entirety the definition of “Adjusted Net Operating Income” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:

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“Adjusted Net Operating Income. On any date of determination with respect to any period (including, without limitation, the fiscal quarter ending June 30, 2020), an amount equal to (a) Net Operating Income from the Pool Properties that are included in the calculation of Pool Availability for the prior four (4) fiscal quarters most recently ended, less (b) the Capital Reserves relating to the Pool Properties that are included in the calculation of Pool Availability for such period. Notwithstanding the foregoing, with respect to any Pool Properties that are Medical Assets (other than MOBs) that are included in the calculation of Pool Availability, except during the fiscal quarters ending on June 30, 2020; September 30, 2020; December 31, 2020; March 31, 2021; and June 30, 2021, the amount included in the preceding sentence with respect to such Pool Property shall be the lesser of (i) the amount determined with respect to such Pool Property pursuant to the preceding sentence and (ii) the amount that would result from dividing (A) an amount equal to (X) the trailing twelve (12) month EBITDAR for such Pool Property less (Y) the Capital Reserves relating to the applicable Pool Property that is included in the calculation of Pool Availability, by (B) 1.30; provided, however, in the event that any such Medical Asset (other than MOBs) is leased to more than one tenant, then such calculation will use a weighted average based on the total square footage of such Medical Asset. For the purposes of calculating Adjusted Net Operating Income for the Pool Properties not owned and operated by the Borrower or a Subsidiary Guarantor for the prior four (4) full fiscal quarters most recently ended, the Adjusted Net Operating Income attributable to such Pool Properties shall be calculated by using the actual historical results for such Pool Properties for the prior four (4) full fiscal quarters most recently ended as if the Pool Properties had been owned by the Borrower or a Subsidiary Guarantor during such period; provided, however, to the extent actual historical Adjusted Net Operating Income attributable to such Pool Properties is unavailable, the Borrower may include such calculation of Adjusted Net Operating Income attributable to such Pool Properties calculated on a proforma basis, as reasonably approved by Agent. The calculation of Adjusted Net Operating Income shall be computed in accordance with GAAP but adjusted for non-cash operating items such as straight line rents and the amortization of above and below market lease assets and liabilities and other non-cash items and shall exclude any property that is no longer a Pool Property.”
(b)    By deleting in its entirety the definition of “LIBOR Termination Date” appearing in §1.1 of the Credit Agreement.
(c)    By deleting in its entirety §4.16 of the Credit Agreement, and inserting in lieu thereof the following:
“§4.16    Effect of Benchmark Transition Event.

(a)    Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, (i) upon the determination of the Agent (which shall be conclusive absent manifest error) that a Benchmark Transition Event has occurred or (ii) upon the occurrence of an Early Opt-in Election, as applicable, the Agent and the Borrower may amend this Agreement to replace LIBOR with a Benchmark Replacement, by a written document executed by the Borrower and the Agent, subject to the requirements of this §4.16.

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Notwithstanding the requirements of §27 or anything else to the contrary herein or in any other Loan Document, any such amendment with respect to a Benchmark Transition Event will become effective and binding upon the Agent, the Borrower and the Lenders at 5:00 p.m. on the fifth (5th) Business Day after the Agent has posted such proposed amendment to all Lenders and the Borrower so long as the Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders, and any such amendment with respect to an Early Opt-in Election will become effective and binding upon the Agent, the Borrower and the Lenders on the date that Lenders comprising the Required Lenders have delivered to the Agent written notice that such Required Lenders accept such amendment. No replacement of LIBOR with a Benchmark Replacement pursuant to this §4.16 will occur prior to the applicable Benchmark Transition Start Date.
(b)    Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or the other Loan Documents.
(c)    Notices; Standards for Decisions and Determinations. The Agent will promptly notify the Borrower and the Lenders in writing of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Agent or Lenders pursuant to this §4.16, including, without limitation, any determination with respect to a tenor, comparable replacement rate or adjustment, or implementation of any Benchmark Replacement Rate Conforming Changes, or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding on all parties hereto or to the other Loan Documents absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this §4.16 and shall not be a basis of any claim of liability of any kind or nature by any party hereto or thereto, all such claims being hereby waived individually by each party hereto and thereto.
(d)    Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a borrowing of Loans that is to be a LIBOR Rate Loan, conversion to or continuation of LIBOR Rate Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period, the components of Base Rate based upon LIBOR will not be used in any determination of Base Rate.

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(e)    Certain Defined Terms. As used in this §4.16:
“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by the Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to LIBOR for U.S. dollar-denominated syndicated credit facilities at such time and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero (0.00%), the Benchmark Replacement will be deemed to be zero (0.00%) for the purposes of this Agreement.
“Benchmark Replacement Adjustment” means, with respect to any replacement of LIBOR with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by the Agent and the Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time.
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Agent decides is reasonably necessary in connection with the administration of this Agreement).
“Benchmark Replacement Date” means the earlier to occur of the following events with respect to LIBOR:
(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of LIBOR permanently or indefinitely ceases to provide LIBOR; or

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(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to LIBOR:
(1) a public statement or publication of information by or on behalf of the administrator of LIBOR announcing that such administrator has ceased or will cease to provide LIBOR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR;
(2) a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for LIBOR, a resolution authority with jurisdiction over the administrator for LIBOR or a court or an entity with similar insolvency or resolution authority over the administrator for LIBOR, which states that the administrator of LIBOR has ceased or will cease to provide LIBOR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR; or
(3) a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR or a Relevant Governmental Body announcing that LIBOR is no longer representative.
“Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Agent or the Required Lenders, as applicable, by notice to the Borrower, the Agent (in the case of such notice by the Required Lenders) and the Lenders.
“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to LIBOR and solely to the extent that LIBOR has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced LIBOR for all purposes hereunder in accordance with this §4.16 and (y) ending at the time that a Benchmark Replacement has replaced LIBOR for all purposes hereunder pursuant to this §4.16.

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“Early Opt-in Election” means the occurrence of:
(1) a determination by the Agent that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in this §4.16 are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace LIBOR, and
(2) the election by the Agent to declare that an Early Opt-in Election has occurred and the provision by the Agent of written notice of such election to the Borrower and the Lenders.
“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.
“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto, including without limitation the Alternative Reference Rates Committee.
“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website.
“Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.
“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.”
3.    References to Amended Documents. All references in the Loan Documents to the Credit Agreement amended in connection with this Amendment shall be deemed a reference to the Credit Agreement and as modified and amended herein.
4.    Consent of Borrower and Guarantors. By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein, and Borrower and Guarantors hereby acknowledge, represent and agree that the Credit Agreement, as modified and amended herein, and the other Loan Documents, remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, and that the Guaranty extends to and applies to the foregoing documents as modified and amended.
5.    Representations. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:

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(a)    Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, other than the liens and encumbrances created by the Loan Documents.
(b)    Enforceability. The execution and delivery of this Amendment are valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.
(c)    Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.
(d)    Reaffirmation. Borrower and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.
(e)    Confirmation of Outstanding Balances. Borrower confirms that as of the date of this Amendment (i) the outstanding principal balance of the Revolving Credit Loans is $138,000,000.00 and of the Term Loans A is $280,000,000.00 and (ii) there are no Swing Loans, Term Loans B or Letters of Credit Outstanding.
6.    No Default. By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.
7.    Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any of the Lenders, or any past or present officers, agents or employees of Agent or any of the Lenders,

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and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.
8.    Ratification. Except as hereinabove set forth or in any other document previously executed or executed in connection herewith, all terms, covenants and provisions of the Credit Agreement, the Guaranty and the other Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement, the Guaranty and other Loan Documents as modified and amended herein and therein. Guarantors hereby consent to the terms of this Amendment and ratify the Guaranty. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty). Borrower and Guarantors acknowledge that the Agent and the Lenders have made no agreement, and are in no way obligated, to grant any future accommodation, waiver, indulgence or consent. This Amendment shall constitute a Loan Document.
9.    Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.
10.    Miscellaneous. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement
11.    Electronic Signatures. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or as an attachment to an electronic mail message in .pdf, .jpeg, .TIFF or similar electronic format shall be effective as delivery of a manually executed counterpart of this Amendment for all purposes. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and any other Loan Document to be signed in connection with this Amendment, the other Loan Documents and the transactions contemplated hereby and thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Agent to accept electronic signatures in any form or format without its prior written consent. For the purposes hereof, “Electronic Signatures” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. Each of the parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute the Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents. Without limiting the generality of the foregoing, the Borrower hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings

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or litigation among any of the Agent or the Lenders and any of the Borrower or Guarantors, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of any Loan Document based solely on the lack of paper original copies of such Loan Document, including with respect to any signature pages thereto.
12.    Effective Date. The obligations of the undersigned parties under Section 2 of this Amendment shall be deemed effective and in full force and effect (the “Effective Date”) only upon confirmation by the Agent of the satisfaction of the following conditions:
(a)    the execution and delivery of this Amendment by Borrower, Guarantors, Agent and the Required Lenders;
(b)    the execution and delivery of that certain Second Amendment to Term Loan Agreement dated of even date herewith (the “Term Loan Amendment”), which amends that certain Term Loan Agreement dated as of August 7, 2019 by and among Borrower, KeyBank, individually and as administrative agent, and certain other lenders a party thereto;
(c)    the Agent shall have received from the Borrower, for the account of each Lender that executes this Amendment and/or the Term Loan Amendment, a fee of $15,000.00 for both modifications;
(d)    that the Borrower shall pay contemporaneously with the Effective Date all fees (including legal fees) due and payable with respect to this Amendment; and
(e)    such other conditions as Agent may require in its reasonable discretion.

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IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.
BORROWER:
CARTER VALIDUS MISSION CRITICAL REIT II, INC., a Maryland corporation
By: /s/ Kay C. Neely

Name:    Kay C. Neely
Title:    Chief Financial Officer and Treasurer
(CORPORATE SEAL)
CVOP II:
CARTER VALIDUS OPERATING PARTNERSHIP II, LP, a Delaware limited partnership

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its general partner

By: /s/ Kay C. Neely
Name: Kay C. Neely
Title:     Chief Financial Officer and Treasurer
(CORPORATE SEAL)

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KeyBank/CV Reit II: Signature Page to Second Amendment to
Fourth Amended and Restated Credit Agreement

SUBSIDIARY GUARANTORS:

HC-11250 FALLBROOK DRIVE, LLC,
HCII-5525 MARIE AVENUE, LLC,
HEALTH CARE II-110 CHARLOIS BOULEVARD, LLC,
HCII-150 YORK STREET, LLC,
HCII-1800 PARK PLACE AVENUE, LLC,
HCII-5100 INDIAN CREEK PARKWAY, LLC,
DCII-505 W. MERRILL STREET, LLC,
HCII-30 PINNACLE DRIVE, LLC,
HCII-110 EAST MEDICAL CENTER BLVD., LLC,
HCII-15 ENTERPRISE DRIVE, LLC,
HCII-68 CAVALIER BOULEVARD, LLC,
HCII-107 FIRST PARK DRIVE, LLC,
HCII-3590 LUCILLE DRIVE, LLC,
HCII-237 WILLIAM HOWARD TAFT ROAD, LLC,
HCII-2752 CENTURY BOULEVARD, LLC,
HCII-200 MEMORIAL DRIVE, LLC,
DCII-5400-5510 FELTL ROAD, LLC,
HCII-2001 HERMANN DRIVE, LLC,
HCII-1131 PAPILLION PARKWAY, LLC,
HCII-HERITAGE PARK, LLC,
HCII-HPI HEALTHCARE PORTFOLIO, LLC,
HCII-750 12TH AVENUE, LLC,
DCII-700 AUSTIN AVENUE, LLC,
HCII HPI-3110 SW 89TH STREET, LLC,
HCII HPI-1616 S. KELLY AVENUE, LLC,
HCII HPI-3212 89TH STREET, LLC,
HCII HPI-300 NW 32ND STREET, LLC,
HCII HPI-3125 SW 89TH STREET, LLC, and
HCII HPI-3115 SW 89TH STREET, LLC,
each a Delaware limited liability company

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its general partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer
(SEAL)

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KeyBank/CV Reit II: Signature Page to Second Amendment to
Fourth Amended and Restated Credit Agreement

DCII-5225 EXCHANGE DRIVE, LLC,
DCII-3255 NEIL ARMSTRONG BOULEVARD, LLC,
DCII-200 CAMPUS DRIVE, LLC,
HCII-11200 NORTH PORTLAND AVENUE, LLC,
DCII-400 MINUTEMAN ROAD, LLC,
DCII-2601 W. BROADWAY ROAD, LLC,
C&Y PARTNERS, LLC,
DCII-1501 OPUS PLACE, LLC,
DCII-10309 WILSON BLVD., LLC,
HCII-2111 OGDEN AVENUE, LLC,
DCII-1400 CROSSBEAM DRIVE, LLC,
DCII-1400 KIFER ROAD, LLC,
DCII-8700 GOVERNORS HILL DRIVE, LLC,
HCII-9800 LEVIN ROAD NW, LLC,
HCII-4409 NW ANDERSON HILL ROAD, LLC,
DCII-2005 EAST TECHNOLOGY CIRCLE, LLC,
HCII-1015 S. WASHINGTON AVENUE, LLC,
DCPII-SAC-11085 SUN CENTER DRIVE, LLC,
DCPII-SAC-3065 GOLD CAMP DRIVE, LLC,
DCII-4121 PERIMETER CENTER PLACE, LLC,
HCII-1601 WEST HEBRON PARKWAY, LLC,
HCII-455 PARK GROVE DRIVE, LLC,
DCII-400 HOLGER WAY, LLC,
HCII-2006 4TH STREET, LLC,
HCII-307 E. SCENIC VALLEY AVENUE, LLC,
DCII-4726 HILLS AND DALES ROAD NW, LLC,
HCII-3&5 MEDICAL PARK DRIVE, LLC,
HCII-1200 NORTH MAIN STREET, LLC,
HCII-124 SAWTOOTH OAK STREET, LLC,
HCII-23157 I-30 FRONTAGE ROAD, LLC,
HCII-2412 AND 2418 NORTH OAK STREET, LLC,
HCII-12499 UNIVERSITY AVENUE, LLC,
HCII-NORTH DURANGO DRIVE, LLC,
HCII-7375 CYPRESS GARDENS BOULEVARD, LLC
HCII-718 ELIZABETH STREET, LLC, and
HCII-3412 MARKET PLACE AVENUE, LLC,
each a Delaware limited liability company

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its general partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer
(SEAL)

KeyBank/CV Reit II: Signature Page to Second Amendment to
Fourth Amended and Restated Credit Agreement

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KeyBank/CV Reit II: Signature Page to Second Amendment to
Fourth Amended and Restated Credit Agreement

HCII-30 PINNACLE DRIVE PA, LP, a Delaware limited partnership

By:	HCII-30 Pinnacle Drive, LLC, a Delaware limited liability company, its general partner

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its General Partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and     Treasurer
(SEAL)
HCII-2752 CENTURY BOULEVARD PA, LP, a Delaware limited partnership

By:	HCII-2752 Century Boulevard, LLC, a Delaware limited liability company, its general partner

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its General Partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and     Treasurer
(SEAL)

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KeyBank/CV Reit II: Signature Page to Second Amendment to
Fourth Amended and Restated Credit Agreement

HCII-110 CHARLOIS BOULEVARD, LP, a Delaware limited partnership

By:	Health Care II-110 Charlois Boulevard, LLC, a Delaware limited liability company, its general partner

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its General Partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and     Treasurer
(SEAL)

DCII-1400 CROSSBEAM DR., LP, a Delaware limited partnership

By:	DCII-1400 Crossbeam Drive, LLC, a Delaware limited liability company, its general partner

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its General Partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and     Treasurer
(SEAL)

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KeyBank/CV Reit II: Signature Page to Second Amendment to
Fourth Amended and Restated Credit Agreement

CARTER/VALIDUS OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By:	Carter Validus Mission Critical REIT II, LLC, a Maryland limited liability company, its general partner

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

CARTER VALIDUS MISSION CRITICAL REIT II, LLC, a Maryland limited liability company

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

[Signatures Continued On Next Page]

KeyBank/CV Reit II: Signature Page to Second Amendment to
Fourth Amended and Restated Credit Agreement

HC-2501 W WILLIAM CANNON DR, LLC
HC-8451 PEARL STREET, LLC
HC-3873 N. PARKVIEW DRIVE, LLC
HC-2257 KARISA DRIVE, LLC
HC-239 S. MOUNTAIN BOULEVARD MANAGEMENT, LLC
HC-1940 TOWN PARK BOULEVARD, LLC
HC-1946 TOWN PARK BOULEVARD, LLC
HC-17322 RED OAK DRIVE, LLC
HC-10323 STATE HIGHWAY 151, LLC
HC-5330L N. LOOP 1604 WEST, LLC
HC-760 OFFICE PARKWAY, LLC
HC-4499 ACUSHNET AVENUE, LLC
HC-14024 QUAIL POINTE DRIVE, LLC
HC-5101 MEDICAL DRIVE, LLC
HC-3436 MASONIC DRIVE, LLC
HC-42570 SOUTH AIRPORT ROAD, LLC
HCP-SELECT MEDICAL, LLC, and
HC-1101 KALISTE SALOOM ROAD, LLC
each a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, their sole member

By:	Carter Validus Mission Critical REIT II, LLC, a Maryland limited liability company, its general partner

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit II: Signature Page to Second Amendment to
Fourth Amended and Restated Credit Agreement

HC-116 EDDIE DOWLING HIGHWAY, LLC
HCP-DERMATOLOGY ASSOCIATES, LLC
HC-800 EAST 68TH STREET, LLC
HCP-RTS, LLC,
HCP-PAM WARM SPRINGS, LLC,
HC-200 BLOSSOM STREET, LLC,
HC-2727 E. LEMMON AVENUE, LLC, and
HC-4810 N. LOOP 289, LLC,
each a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, their sole member

By:	Carter Validus Mission Critical REIT II, LLC, a Maryland limited liability company, its general partner

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

HC-239 S. MOUNTAIN BOULEVARD, LP, a Delaware limited partnership

By:	HC-239 S. Mountain Boulevard Management, LLC, a Delaware limited liability company, its sole general partner

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, LLC, a Maryland limited liability company, its general partner

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit II: Signature Page to Second Amendment to
Fourth Amended and Restated Credit Agreement

GREEN MEDICAL INVESTORS, LLLP, a Florida limited liability limited partnership

By:	HC-1946 Town Park Boulevard, LLC, a Delaware limited liability company, its general partner

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, LLC, a Maryland limited liability company, its general partner

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

GREEN WELLNESS INVESTORS, LLLP, a Florida limited liability limited partnership

By:	HC-1940 Town Park Boulevard, LLC, a Delaware limited liability company, its general partner

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, LLC, a Maryland limited liability company, its general partner

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer
(CORPORATE SEAL)
[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit II: Signature Page to Second Amendment to
Fourth Amended and Restated Credit Agreement

HC-77-840 FLORA ROAD, LLC
HC-40055 BOB HOPE DRIVE, LLC
HC-5829 29 PALMS HIGHWAY, LLC
HC-8991 BRIGHTON LANE, LLC
HC-601 REDSTONE AVENUE WEST, LLC
HC-2270 COLONIAL BLVD, LLC
HC-2234 COLONIAL BLVD, LLC
HC-1026 MAR WALT DRIVE, NW, LLC
HC-7751 BAYMEADOWS RD. E., LLC
HC-1120 LEE BOULEVARD, LLC
HC-6879 US HIGHWAY 98 WEST, LLC
HC-#2 PHYSICIANS PARK DR., LLC
HC-52 NORTH PECOS ROAD, LLC
HC-6160 S. FORT APACHE ROAD, LLC
HC-187 SKYLAR DRIVE, LLC
HC-860 PARKVIEW DRIVE NORTH, UNITS A&B, LLC
HC-6310 HEALTH PKWY., UNITS 100 & 200, LLC,
each a Delaware limited liability company

By:	HCP-RTS, LLC, a Delaware limited liability company, their sole member

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, LLC, a Maryland limited liability company, its general partner

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

[SIGNATURES CONTINUED ON NEXT PAGE]

KeyBank/CV Reit II: Signature Page to Second Amendment to
Fourth Amended and Restated Credit Agreement

HC-20050 CRESTWOOD BLVD., LLC
HC-42074 VETERANS AVENUE, LLC
HC-101 JAMES COLEMAN DRIVE, LLC
HC-102 MEDICAL DRIVE, LLC, and
HC-1445 HANZ DRIVE, LLC,
each a Delaware limited liability company

By:	HCP-PAM WARM SPRINGS, LLC, a Delaware limited liability company, their sole member

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, LLC, a Maryland limited liability company, its general partner

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its sole member
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

DCII-11650 GREAT OAKS WAY, LLC
HCII-A 1700 EAST SAUNDERS STREET, LLC
HCII-B 1710 EAST SAUNDERS STREET, LLC
HCII-3098 OAK GROVE ROAD, LLC, AND
HCII-6080 NORTH LA CHOLLA BOULEVARD, LLC
each a Delaware limited liability company

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, their sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its general partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(CORPORATE SEAL)

[Signatures Continued On Next Page]

KeyBank/CV Reit II: Signature Page to Second Amendment to
Fourth Amended and Restated Credit Agreement

AGENT AND LENDERS:
KEYBANK NATIONAL ASSOCIATION, individually as a Lender and as Agent
By: /s/ Kristin Centracchio
Name: Kristin Centracchio
Title: Vice President

[Signatures Continued On Next Page]

KeyBank/CV Reit II: Signature Page to Second Amendment to
Fourth Amended and Restated Credit Agreement

BBVA USA, an Alabama banking corporation f/k/a Compass Bank, individually as a Lender and as a Co-Syndication Agent

By: /s/ Scott Childs
Name: Scott Childs
Title: Senior Vice President

[Signatures Continued On Next Page]

KeyBank/CV Reit II: Signature Page to Second Amendment to
Fourth Amended and Restated Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, individually as a Lender and as a Co-Syndication Agent

By: /s/ Jason LaGrippe
Name: Jason LaGrippe
Title: Duly Authorized Signatory

[Signatures Continued On Next Page]

KeyBank/CV Reit II: Signature Page to Second Amendment to
Fourth Amended and Restated Credit Agreement

TRUIST BANK, successor by merger to SunTrust Bank, individually as a Lender and as a Co-Syndication Agent
By: /s/ Nick Preston
Name: Nick Preston
Title: Director

[Signatures Continued On Next Page]

KeyBank/CV Reit II: Signature Page to Second Amendment to
Fourth Amended and Restated Credit Agreement

BMO HARRIS BANK, N.A.

By: /s/ Lloyd Baron
Name: Lloyd Baron
Title: Managing Director

[Signatures Continued On Next Page]

KeyBank/CV Reit II: Signature Page to Second Amendment to
Fourth Amended and Restated Credit Agreement

FIFTH THIRD BANK, NATIONAL ASSOCIATION, formerly Fifth Third Bank, individually as a Lender and as a Co-Documentation Agent

By: /s/ Benjamin Chen
Name: Benjamin Chen
Title: VP

[Signatures Continued On Next Page]

KeyBank/CV Reit II: Signature Page to Second Amendment to
Fourth Amended and Restated Credit Agreement

HANCOCK WHITNEY BANK, individually as a Lender and as a Co-Documentation Agent

By: /s/ Tate Myers
Name: Tate Myers
Title: Vice President

[Signatures Continued On Next Page]

KeyBank/CV Reit II: Signature Page to Second Amendment to
Fourth Amended and Restated Credit Agreement

SYNOVUS BANK

By: /s/ Zachary Braun
Name: Zachary Braun
Title: Relationship Manager

[Signatures Continued On Next Page]

KeyBank/CV Reit II: Signature Page to Second Amendment to
Fourth Amended and Restated Credit Agreement

CADENCE BANK, N.A.

By: /s/ Donald G. Preston
Name: Donald G. Preston
Title: Senior Vice President

[Signatures Continued On Next Page]

KeyBank/CV Reit II: Signature Page to Second Amendment to
Fourth Amended and Restated Credit Agreement

TEXAS CAPITAL BANK, N.A.

By: /s/ Brett Walker
Name: Brett Waker
Title: Senior Vice President

[Signatures Continued On Next Page]

KeyBank/CV Reit II: Signature Page to Second Amendment to
Fourth Amended and Restated Credit Agreement

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. SILICON VALLEY BRANCH

By: /s/ Szu Yao Huang
Name: Szu Yao Huang
Title: Vice President & General Manager

[Signatures Continued On Next Page]

KeyBank/CV Reit II: Signature Page to Second Amendment to
Fourth Amended and Restated Credit Agreement

VALLEY NATIONAL BANK, a national banking association

By: /s/ Ronald L. Ciganek
Name: Ronald L. Ciganek
Title: Sr. Vice President

[Signatures Continued On Next Page]

KeyBank/CV Reit II: Signature Page to Second Amendment to
Fourth Amended and Restated Credit Agreement

WOODFOREST NATIONAL BANK, a national banking association

By: /s/ Derek Rancourt
Name: Derek Rancourt
Title: Senior Vice President - Corporate Banking

[Signatures Continued On Next Page]

KeyBank/CV Reit II: Signature Page to Second Amendment to
Fourth Amended and Restated Credit Agreement

FIRST HORIZON BANK
By: /s/ Jean M. Brennan
Name: Jean M. Brennan
Title: Senior Vice President
[Signatures Continued On Next Page]

KeyBank/CV Reit II: Signature Page to Second Amendment to
Fourth Amended and Restated Credit Agreement

EASTERN BANK

By: /s/ Jared H. Ward
Name: Jared H. Ward
Title: Senior Vice President

[Signatures Continued On Next Page]

KeyBank/CV Reit II: Signature Page to Second Amendment to
Fourth Amended and Restated Credit Agreement

RENASANT BANK

By: /s/ Craig Gardella
Name: Craig Gardella
Title: Executive Vice President

[Signatures Continued On Next Page]

KeyBank/CV Reit II: Signature Page to Second Amendment to
Fourth Amended and Restated Credit Agreement

PROVIDENCE BANK, dba PREMIER BANK TEXAS

By: /s/ Angela Thornton
Name: Angela Thornton
Title: Senior Vice President
[Signatures Continued On Next Page]

KeyBank/CV Reit II: Signature Page to Second Amendment to
Fourth Amended and Restated Credit Agreement

UNITED COMMUNITY BANK

By: /s/ Jeff Wilson
Name: Jeff Wilson
Title: Vice President

[Signatures Continued On Next Page]

KeyBank/CV Reit II: Signature Page to Second Amendment to
Fourth Amended and Restated Credit Agreement

AMERICAN MOMENTUM BANK

By: /s/ Teresa Eoff
Name: Teresa Eoff
Title: Sr. Vice President

KeyBank/CV Reit II: Signature Page to Second Amendment to
Fourth Amended and Restated Credit Agreement